Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 of Newmont Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brian C. Tabolt, Executive Vice President, Chief Financial Officer of the Company, certify, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRIAN C. TABOLT
Brian C. Tabolt Executive Vice President, Chief Financial Officer (Principal Financial Officer)
October 22, 2026
Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.